EXHIBIT 10.2
                                                                    ------------

                        OEM CONSUMABLES SUPPLY AGREEMENT




This Agreement is made and entered into as of the 1st day of July, 2003 (the "Effective Date"),

by and between

           Heidelberg USA, Inc.
           1000 Gutenberg Drive
           Kennesaw, GA 30144
           USA
                                       (hereinafter referred to as,,HEIDELBERG")
and

           PRESSTEK, Inc
           55 Executive Drive
           Hudson, New Hampshire, NH 03051-04903
           United States of America
                                         (hereinafter referred to as,,PRESSTEK")


                                   WITNESSETH:

WHEREAS HEIDELBERG desires and is willing to purchase certain of the subsequently specified products from PRESSTEK for re-sale on an OEM basis in accordance with the terms and conditions of this Agreement and,

WHEREAS PRESSTEK desires and is willing to manufacture, sell and supply to HEIDELBERG such products on an OEM basis for re-sale,

NOW THEREFORE, the Parties agree as follows:

1.         DEFINITIONS

In this AGREEMENT the following terms have the following meaning except where the context otherwise requires:

1.1 "Products" means a [CONFIDENTIAL TREATMENT REQUESTED] /*/ printing plate as currently manufactured and offered by PRESSTEK and as further described in ATTACHMENT A hereto including future modifications thereof that is to be manufactured by PRESSTEK for HEIDELBERG on an OEM basis, and branded as a HEIDELBERG product, in accordance with the terms of this Agreement. Products specified in ATTACHMENT A may only be added, deleted or substituted upon written agreement of both Parties.

1.2 "Specifications" means the specifications of the Products as described in ATTACHMENT B.

2.         TRADEMARK

2.1 The Products shall be marketed, sold, and distributed under HEIDELBERG's own trademarks or trade-names.

2.2 PRESSTEK shall affix to the package of Products such HEIDELBERG labels as being designated by HEIDELBERG in ATTACHMENTS C and D. HEIDELBERG may change or modify the packaging or label of the Products upon [CONFIDENTIAL TREATMENT REQUESTED] /*/ days written notice to PRESSTEK provided however that any reasonable costs incurred in changing or modifying such packaging or label shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/ by [CONFIDENTIAL TREATMENT REQUESTED] /*/ for reimbursement. HEIDELBERG shall supply to PRESSTEK the information necessary for all such subsequent changes of labels and packaging. The same procedure shall apply to and shall be pursued accordingly regarding any future Products that may be added or substituted upon written agreement by the Parties in ATTACHMENT A.

2.3 HEIDELBERG agrees to provide PRESSTEK at [CONFIDENTIAL TREATMENT REQUESTED] /*/'s expense with all necessary artwork for labels and packaging for Products. On the basis of such artwork PRESSTEK shall produce the respective labels. The boxes for packaging shall be procured by [CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.4 Packaging and labelling of Products as well as all informative material such as brochures, manuals etc. shall bear no direct reference to PRESSTEK unless required by law.

3.         PURCHASE AND SALE / TERRITORY

3.1 PRESSTEK agrees to manufacture, sell and supply Products to HEIDELBERG, and HEIDELBERG agrees to order and purchase such quantities of Products as HEIDELBERG may order from time to time under the terms and conditions of this

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           Agreement. HEIDELBERG shall be entitled to re-sell Products in the USA (the "Territory") in compliance with the pricing terms as described in more detail in ATTACHMENT E.

3.2 PRESSTEK shall not sell the Products marked with the HEIDELBERG labels to any other customer in the Territory but HEIDELBERG.

3.3 PRESSTEK offers the terms and conditions as set forth in Section 4 and ATTACHMENT E of this Agreement to HEIDELBERG based on the following:

           - HEIDELBERG shall sell the Products marked with the HEIDELBERG label to customers in the USA [CONFIDENTIAL TREATMENT REQUESTED] /*/ As an exception, HEIDELBERG may [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK product plate materials that can be used with Quickmaster 46-DI presses or successor products thereof are hereinafter referred to as "Quickplate Products".

           - HEIDELBERG may terminate the above exclusivity by providing PRESSTEK with [CONFIDENTIAL TREATMENT REQUESTED] /*/ written notice and may subsequently [CONFIDENTIAL TREATMENT REQUESTED] /*/. This [CONFIDENTIAL TREATMENT REQUESTED] /*/ may be terminated no earlier than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and only then if the required written notice has been submitted to PRESSTEK no later than [CONFIDENTIAL TREATMENT REQUESTED] /*/.

           - In case HEIDELBERG terminates [CONFIDENTIAL TREATMENT REQUESTED] /*/ as stated above, the following terms shall apply:

           A. HEIDELBERG will purchase from PRESSTEK not less than an amount of plates equal to [CONFIDENTIAL TREATMENT REQUESTED] /*/ of HEIDELBERG's [CONFIDENTIAL TREATMENT REQUESTED] /*/ of plate material that can be used with Quickmaster 46-DI presses or successor products thereof (the [CONFIDENTIAL TREATMENT REQUESTED] /*/). For the purpose of this Agreement, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be calculated based on the number of [CONFIDENTIAL TREATMENT REQUESTED] /*/ sold.
           B. The prices as set forth in Section 4 and ATTACHMENT E of this Agreement will only continue to apply as long as HEIDELBERG's aggregate percentage of sales volume of plate material sold to Quickmaster 46-DI customers in the Territory per [CONFIDENTIAL TREATMENT REQUESTED] /*/ consists of Products.
           C. Not more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK shall have the right [CONFIDENTIAL TREATMENT REQUESTED] /*/ to have an [CONFIDENTIAL TREATMENT REQUESTED] /*/ choosing [CONFIDENTIAL TREATMENT REQUESTED] /*/ relevant HEIDELBERG [CONFIDENTIAL TREATMENT REQUESTED] /*/ that would indicate whether [CONFIDENTIAL TREATMENT REQUESTED] /*/ with item A and B herein. The [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall comprise the last [CONFIDENTIAL TREATMENT REQUESTED] /*/ If the [CONFIDENTIAL TREATMENT REQUESTED] /*/ reveals a [CONFIDENTIAL TREATMENT REQUESTED] /*/ of [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be entitled and obligated to [CONFIDENTIAL TREATMENT REQUESTED] /*/ such [CONFIDENTIAL TREATMENT REQUESTED] /*/ within the following [CONFIDENTIAL TREATMENT REQUESTED] /*/ to meet the [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the previous periods; in addition, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall bear [CONFIDENTIAL TREATMENT REQUESTED] /*/ with respect to the following [CONFIDENTIAL TREATMENT REQUESTED] /*/

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           D. At the end of each [CONFIDENTIAL TREATMENT REQUESTED] /*/, designated representatives of the parties will meet to review a true and accurate reporting of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ reflecting the amount of [CONFIDENTIAL TREATMENT REQUESTED] /*/ customers in the Territory for the [CONFIDENTIAL TREATMENT REQUESTED] /*/ If a review of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ reveals a variance between the [CONFIDENTIAL TREATMENT REQUESTED] /*/ and the [CONFIDENTIAL TREATMENT REQUESTED] /*/ for that period of time, then the [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the next [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be adjusted upon [CONFIDENTIAL TREATMENT REQUESTED] /*/ request (hereinafter referred to as [CONFIDENTIAL TREATMENT REQUESTED] /*/ no matter whether this results in a [CONFIDENTIAL TREATMENT REQUESTED] /*/ or [CONFIDENTIAL TREATMENT REQUESTED] /*/ However, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall only be entitled to request such [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall only be obligated to agree on such [CONFIDENTIAL TREATMENT REQUESTED] /*/ if and as long as [CONFIDENTIAL TREATMENT REQUESTED] /*/ at least meets the [CONFIDENTIAL TREATMENT REQUESTED] /*/. Apart from its right to require [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ by [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall not be entitled to, and hereby [CONFIDENTIAL TREATMENT REQUESTED] /*/

3.4 HEIDELBERG may [CONFIDENTIAL TREATMENT REQUESTED] /*/ beginning on [CONFIDENTIAL TREATMENT REQUESTED] /*/ of this Agreement, beginning [CONFIDENTIAL TREATMENT REQUESTED] /*/ HEIDELBERG shall provide [CONFIDENTIAL TREATMENT REQUESTED] /*/ prior written notice to PRESSTEK of its request and PRESSTEK shall not [CONFIDENTIAL TREATMENT REQUESTED] /*/ Provided, however, that HEIDELBERG shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ that notice of termination has not been delivered by either party, and that in no event shall the [CONFIDENTIAL TREATMENT REQUESTED] /*/

4.         PRICES AND TERMS OF PAYMENT

4.1 Except as otherwise provided herein the prices for Products shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/'s [CONFIDENTIAL TREATMENT REQUESTED] /*/ prices for [CONFIDENTIAL TREATMENT REQUESTED] /*/ plate material or any other [CONFIDENTIAL TREATMENT REQUESTED] /*/ independent from the product name, the latter hereinafter referred to as [CONFIDENTIAL TREATMENT REQUESTED] /*/, for [CONFIDENTIAL TREATMENT REQUESTED] /*/ However, at any rate and independent from such [CONFIDENTIAL TREATMENT REQUESTED] /*/ or successor products thereof (hereinafter collectively referred to as the [CONFIDENTIAL TREATMENT REQUESTED] /*/ at PRESSTEK's [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK represents and warrants that the [CONFIDENTIAL TREATMENT REQUESTED] /*/ current [CONFIDENTIAL TREATMENT REQUESTED] /*/ In case of any future [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK shall be obligated to [CONFIDENTIAL TREATMENT REQUESTED] /*/

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           [CONFIDENTIAL TREATMENT REQUESTED] /*/ - at PRESSTEK's [CONFIDENTIAL TREATMENT REQUESTED] /*/

4.2        All prices of Products are [CONFIDENTIAL TREATMENT REQUESTED] /*/

4.3 Prices shall be payable without [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of receipt of the invoice at HEIDELBERG.

4.4 All payments under this Agreement shall be made in [CONFIDENTIAL TREATMENT REQUESTED] /*/ to the account of PRESSTEK as specified in the relevant invoice.

4.5 Not more than once every [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall have the right at its own costs and expenses to have an independent [CONFIDENTIAL TREATMENT REQUESTED] /*/ of [CONFIDENTIAL TREATMENT REQUESTED] /*/ choosing [CONFIDENTIAL TREATMENT REQUESTED] /*/ relevant [CONFIDENTIAL TREATMENT REQUESTED] /*/ documents that would indicate whether [CONFIDENTIAL TREATMENT REQUESTED] /*/ period shall comprise the last [CONFIDENTIAL TREATMENT REQUESTED] /*/ If the [CONFIDENTIAL TREATMENT REQUESTED] /*/ a [CONFIDENTIAL TREATMENT REQUESTED] /*/ of [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be entitled and obligated to [CONFIDENTIAL TREATMENT REQUESTED] /*/ and pay to [CONFIDENTIAL TREATMENT REQUESTED] /*/ the respective [CONFIDENTIAL TREATMENT REQUESTED] /*/ within the following [CONFIDENTIAL TREATMENT REQUESTED] /*/ to meet such requirement for the previous periods; in addition, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall bear [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ with respect to the following [CONFIDENTIAL TREATMENT REQUESTED] /*/

5.         PURCHASE ORDERS AND [CONFIDENTIAL TREATMENT REQUESTED] /*/

5.1 HEIDELBERG will provide PRESSTEK every [CONFIDENTIAL TREATMENT REQUESTED] /*/ with rolling [CONFIDENTIAL TREATMENT REQUESTED] /*/ for each Product under this Agreement. The initial [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the period [CONFIDENTIAL TREATMENT REQUESTED] /*/ is enclosed as ATTACHMENT F. As an exception to
           Section 5.2, the first [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the initial [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/.

5.2        Subject to any [CONFIDENTIAL TREATMENT REQUESTED] /*/ as set forth in
           Section 3.3 D, each of HEIDELBERG's subsequent [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall provide for [CONFIDENTIAL TREATMENT REQUESTED] /*/ order volumes as follows:
           [CONFIDENTIAL TREATMENT REQUESTED] /*/ of each [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/ [CONFIDENTIAL TREATMENT REQUESTED] /*/ of each [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ of each [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/

           If HEIDELBERG fails to provide PRESSTEK with [CONFIDENTIAL TREATMENT REQUESTED] /*/ from time to time, the [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ until HEIDELBERG submits a [CONFIDENTIAL TREATMENT REQUESTED] /*/ HEIDELBERG shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ any order [CONFIDENTIAL TREATMENT REQUESTED] /*/ already become [CONFIDENTIAL TREATMENT REQUESTED] /*/

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           If the [CONFIDENTIAL TREATMENT REQUESTED] /*/ of HEIDELBERG [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK will undertake reasonable commercial efforts to [CONFIDENTIAL TREATMENT REQUESTED] /*/ With regard to HEIDELBERG's obligation to [CONFIDENTIAL TREATMENT REQUESTED] /*/ resulting from increased [CONFIDENTIAL TREATMENT REQUESTED] /*/ in previous quarters, PRESSTEK shall be obligated to [CONFIDENTIAL TREATMENT REQUESTED] /*/

5.3 HEIDELBERG shall during the effective period of this Agreement [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK their [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the shipment of Products as specified in this Agreement. HEIDELBERG shall specify the [CONFIDENTIAL TREATMENT REQUESTED] /*/ The Parties may agree upon further details regarding their day to day order processes.

5.4        [CONFIDENTIAL TREATMENT REQUESTED] /*/

6.         TERMS OF DELIVERY

6.1 Delivery of Products shall be carried out as [CONFIDENTIAL TREATMENT REQUESTED] /*/ by HEIDELBERG. However, PRESSTEK's [CONFIDENTIAL TREATMENT REQUESTED] /*/ Shipment mode shall be at the discretion of [CONFIDENTIAL TREATMENT REQUESTED] /*/ always provided that any additional costs regarding special packaging, insurance, terms and conditions regarding freight and transportation and the like shall be borne by [CONFIDENTIAL TREATMENT REQUESTED] /*/. Loss or damage to Products after delivery that is the result of [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall remain [CONFIDENTIAL TREATMENT REQUESTED] /*/ responsibility. [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall not be liable to [CONFIDENTIAL TREATMENT REQUESTED] /*/ after delivery to [CONFIDENTIAL TREATMENT REQUESTED] /*/ for transportation or for [CONFIDENTIAL TREATMENT REQUESTED] /*/ Claims for shortage or damages caused in transit other than as a result of faulty packaging and handling by [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be made against the [CONFIDENTIAL TREATMENT REQUESTED] /*/ with a copy to [CONFIDENTIAL TREATMENT REQUESTED] /*/. Claims for shortage not attributable to the [CONFIDENTIAL TREATMENT REQUESTED] /*/ must be made by [CONFIDENTIAL TREATMENT REQUESTED] /*/ against [CONFIDENTIAL TREATMENT REQUESTED] /*/ within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after receipt of the Products, as far as such deficiency can be discovered by reasonable examination, otherwise without delay after detection at the specified destination.

7.         PRODUCT SPECIFICATIONS

7.1 No material changes to the Specifications shall be made by either Party except by mutually agreed upon written amendments to ATTACHMENT B.

7.2 If PRESSTEK develops or changes the nature of Products PRESSTEK shall notify HEIDELBERG [CONFIDENTIAL TREATMENT REQUESTED] /*/ in advance for changes in Product specifications and provide test products for further evaluation.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

8.         TRAINING AND MARKETING SUPPORT

8.1 PRESSTEK will provide HEIDELBERG upon HEIDELBERG's request and at [CONFIDENTIAL TREATMENT REQUESTED] /*/ expense with necessary training, informative materials and assistance. PRESSTEK shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ HEIDELBERG for such requested services at its [CONFIDENTIAL TREATMENT REQUESTED] /*/

8.2 PRESSTEK agrees to provide HEIDELBERG with all collateral text and images (sales, training and support material such as data sheets, handbooks, manuals, etc.) to enable HEIDELBERG to produce appropriate own collateral material. PRESSTEK further grants HEIDELBERG the permission to use and change the presentation, layout and the contents of the material for the purposes of HEIDELBERG and to add any label, brand or trademark which HEIDELBERG deems appropriate.

9.         PRODUCT WARRANTY

9.1 PRESSTEK warrants that all Products delivered to HEIDELBERG during the term of this Agreement are free from defects shall and meet the finished product performance and manufacturing specifications set forth in ATTACHMENT B. The warranty period is [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date on which the Products were [CONFIDENTIAL TREATMENT REQUESTED] /*/ HEIDELBERG at the destination as stipulated in the purchase order.

9.2 In case of breach of warranty PRESSTEK shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ HEIDELBERG the Product or [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the defective product. All [CONFIDENTIAL TREATMENT REQUESTED] /*/ including transportation and applicable taxes shall be borne by the [CONFIDENTIAL TREATMENT REQUESTED] /*/

9.3 HEIDELBERG shall notify PRESSTEK of any defect of the Product within [CONFIDENTIAL TREATMENT REQUESTED] /*/ from discovery of the defect in written form at the latest within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after receipt of the Product.

10.        PRODUCT LIABILITY

10.1       [CONFIDENTIAL TREATMENT REQUESTED] /*/

10.2 In case a claim for product liability is made against [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall co-operate with [CONFIDENTIAL TREATMENT REQUESTED] /*/ in investigating appropriate actions in compliance with [CONFIDENTIAL TREATMENT REQUESTED] /*/ request and such co-operation shall be made without any expense to [CONFIDENTIAL TREATMENT REQUESTED] /*/.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

11.        TERM AND TERMINATION

11.1 This Agreement shall be effective for [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the Effective Date unless sooner terminated in accordance with any provision of Section 11.2 or Section 11.3.

11.2 Either Party may terminate this Agreement by [CONFIDENTIAL TREATMENT REQUESTED] /*/ written notice. The earliest possible date for effectively terminating this Agreement shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/. Termination of this Agreement for any reason will have no affect on [CONFIDENTIAL TREATMENT REQUESTED] /*/ rights as they are set out in Paragraph 4.b of the Master Agreement of 1991 between HEIDELBERG's ultimate parent, Heidelberger Druckmaschinen AG (hereinafter referred to as "HDM AG") and PRESSTEK, such rights remaining subject to the applicable terms of said Master Agreement.

11.3 Either Party may terminate this Agreement by giving a written notice of termination to the other Party if:

           A. The other Party fails to perform or otherwise [CONFIDENTIAL TREATMENT REQUESTED] /*/ under this Agreement provided that such Party failing to perform or otherwise [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall have [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date notice of intention to terminate is received to cure the failure or the material breach at which time this Agreement shall terminate if the failure or breach has not been cured, or

           B. Performance of any non-monetary obligation under this Agreement has been rendered impossible to the other Party for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ consecutive [CONFIDENTIAL TREATMENT REQUESTED] /*/ by reason of the occurrence of any of the events described in Section 16.1 or if any other event occurs which will be reasonably determined to permanently prevent performance of this Agreement, or

           C. If the other Party [CONFIDENTIAL TREATMENT REQUESTED] /*/ corporate [CONFIDENTIAL TREATMENT REQUESTED] /*/ or for any similar relief is filed by or against the other Party, or a [CONFIDENTIAL TREATMENT REQUESTED] /*/ with respect to any of the assets of the other Party, or a [CONFIDENTIAL TREATMENT REQUESTED] /*/ is commenced by or against the other Party , or

           D. If the other Party defaults in any of the provisions of this Agreement not covered in Section 11.3 A. and does not remedy the default within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after a written notice is given requesting to remedy the default.

11.4       In the event this Agreement is terminated for any reason

           A. Each Party shall promptly return to the other at the receiving Party's expense all property belonging to the other which is in such Party's possession as of the termination date (including, without limitation, HEIDELBERG materials and all labels and other packaging supplies bearing any "HEIDELBERG" trademarks in PRESSTEK's possession as of the termination date).

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           B. PRESSTEK shall not be required to make any further shipment of Products to HEIDELBERG and may cancel all HEIDELBERG's unshipped orders for Products except with respect to (a) all [CONFIDENTIAL TREATMENT REQUESTED] /*/ received by PRESSTEK prior to the notice of termination pursuant to Section 5.3 and (b) any Product sold by HEIDELBERG pursuant to a valid and binding obligation the existence of which obligation has been made known to PRESSTEK within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the notice of termination.

           C. Neither Party shall be relieved of any unfulfilled obligations (including without limitation HEIDELBERG's obligation to pay for Products shipped prior to the termination date) existing on the termination date.

11.5 Any order placed by HEIDELBERG and accepted by PRESSTEK after the termination or expiration of this Agreement is governed by the provisions of this Agreement. The placing, receipt or shipment of post-termination or post-expiration orders does NOT otherwise extend the term of this Agreement.

12         CONFIDENTIALITY

12.1 During the term of this Agreement, each Party shall maintain confidentiality of any technical or commercial information disclosed or otherwise revealed to it hereunder or coming to its attention in strict compliance with the Mutual Confidentiality Agreement between the PRESSTEK and HDM AG dated July 13, 2001 (ATTACHMENT G) that shall apply accordingly with respect to HEIDELBERG for the purposes of this Agreement.

13         INTELLECTUAL PROPERTY INDEMNIFICATION

13.1 PRESSTEK shall defend, at its own expense, any suit or proceeding against HEIDELBERG for the infringement of any patent or intellectual property rights of third parties because of the reasons of offering, putting on the market, using or stocking the Products. PRESSTEK shall pay all damages and costs (including attorney's fees) finally awarded against HEIDELBERG because of infringement for the above-mentioned reasons.

13.2 PRESSTEK's obligations under Section 13.1 above are conditioned upon HEIDELBERG giving PRESSTEK written notice of any suit or proceeding or any claim of infringement without undue delay. Upon PRESSTEK's request, HEIDELBERG shall furnish to PRESSTEK a copy of each communication relating to the alleged infringement and give to PRESSTEK all authority (including the right to exclusive control of the defence and settlement of any such suit or proceeding), information and assistance at PRESSTEK's expense necessary to defend or settle such suit or proceeding. However, the aforementioned obligations of HEIDELBERG shall only apply as long as PRESSTEK pursues the defence of such matter professionally and in due course. HEIDELBERG reserves the right to defend its own interests in such

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           matters and shall not be bound by any settlement made by PRESSTEK without HEIDELBERG's prior written consent.

14         DISPUTES AND JURISDICTION

14.1 Both Parties shall endeavour to settle possible points at issue or disputes relating to this Agreement in an amicable way. In case a controversy cannot be solved by the management dealing with the matter on an operational level, the dispute shall be transferred to the [CONFIDENTIAL TREATMENT REQUESTED] /*/ of both Parties who shall then try to find a mutual solution within [CONFIDENTIAL TREATMENT REQUESTED] /*/ following their involvement.

14.2 If the foregoing escalation procedure does not lead to a solution within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after written notice by one Party to the other shall thereafter be settled by binding arbitration in New York, U.S.A., to be conducted in English pursuant to rules of arbitration of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ and judgment on the award rendered in such arbitration may be entered by any court having jurisdiction.

15         GOVERNING LAW

15.1 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, U.S.A.

16         FORCE MAJEURE

16.1 Neither Party hereto shall be liable to the other Party for failure to perform its obligations hereunder due to the occurrence of any event beyond the reasonable control of such Party and affecting its performance for any delay or failure to perform in accordance with the provisions of this Agreement caused by circumstances beyond its control including and without limitation acts of government, governmental orders or regulations, outbreaks of a state of emergency, acts of God, war, warlike conditions, civil commotion, riots, epidemics, natural disaster, strikes, lockouts other labour dispute or any other similar cause (hereinafter referred to as "Force Majeure").

17         MISCELLANEOUS PROVISIONS

17.1       Notices

           Any notice required or permitted to be given hereunder shall be in writing and shall be transmitted by facsimile (followed by confirmation), delivered by hand or sent by certified or registered mail and shall be deemed given when so delivered personally or if transmitted by facsimile one day after the date of such facsimile was properly transmitted or if mailed [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the date of mailing to the Parties at the

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

           addresses stated on the first page of this agreement (or to such Party and/or such other address as shall be specified by like notice from the Party to which notice or other communication shall be given provided however that such notice of a change of address shall be effective only upon receipt thereof).

17.2       Assignability

           This Agreement including all rights and obligations in whole or in part shall not be assigned by either Party to any third party without the prior written consent of the other Party, except that HEIDELBERG may assign this agreement to a majority owned subsidiary of Heidelberger Druckmaschinen Aktiengesellschaft, Kurfursten-Anlage 52
           - 60, D - 69115 HEIDELBERG or a transferee of all or substantially all of HEIDELBERG's assets or other successor to the graphic arts business of HEIDELBERG.

17.3       Waivers

           The failure to exercise or enforce any right conferred upon any of the Parties hereto hereunder shall not be deemed to be a waiver of any such right.

17.4       Entire Agreement

           This Agreement contains the entire agreement between the Parties hereto with respect to the transactions with respect to the Products contemplated herein and - except as provided herein - supersedes all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understanding between the Parties regarding and limited to the subject matter of this Agreement. Each Party agrees that it has not relied upon any representation warranty or provision not explicitly stated in this Agreement and that no oral statement has been made to either Party that in any way tends to waive any of the terms or conditions of this Agreement. This Agreement together with its ATTACHMENTs is intended by the Parties to be a final complete and exclusive statement of all terms and conditions of this Agreement. It may only be amended or changed by a written agreement signed by the representatives of both Parties.

17.5       Severability

           Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity, illegality or unenforceability without affecting in any way the remaining provisions hereof in such jurisdiction or rendering any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. Any provision so severed will be deemed substituted by a valid provision accomplishing the Parties' intent to the closest effect possible.

           (The rest of this page is intentionally left blank)

IN WITNESS WHEREOF, the Parties hereto acting by and through their duly authorised representatives have executed this Agreement.

HEIDELBERG                            PRESSTEK



Signed: /s/ Niels M. Winther          Signed: /s/  Edward J. Marino
        ------------------------              --------------------------

Name:  Niels M. Winther               Name: Edward J. Marino
       -------------------------            ----------------------------

Title: President                      Title: President and CEO
       -------------------------             ---------------------------


Signed:                               Signed:
        ------------------------              --------------------------

Name:                                 Name:
      --------------------------            ----------------------------

Title:                                Title:
       -------------------------            ----------------------------

Date:                                 Date:
      --------------------------            ----------------------------

                                  ATTACHMENT A

     Quickplate which is a version or versions of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ printing plate as [CONFIDENTIAL TREATMENT REQUESTED] /*/ manufactured and offered by PRESSTEK including future modifications thereof that is to be manufactured by PRESSTEK for HEIDELBERG on an OEM basis, and branded as a HEIDELBERG product called "Quickplate".

















 /*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                  ATTACHMENT B

                             PRODUCT SPECIFICATIONS

                            - PLATE SPECIFICATIONS -

PRODUCT NAME:  Heidelberg Quickplate

PRODUCT DESCRIPTION:  Metalized polyester film with silicone coating.

PRODUCT APPLICATION: Plate material for Heidleberg QMDI 46 printing presses. The material is spooled on steel cores that engage unwind and take-up mechanisms integral to the press plate cylinder. The design allows a specific amount of material to be advanced into imaging and printing position. A thermal laser imaging system creates a latent image on the surface of the plate. A subsequent cleaning step removes silicone in the imaged areas, creating an ink-receptive printing master. Up to 20,000* copies can be produced from the printing master.

*Actual run length performance may vary.

PRODUCT SPECIFICATION:
------------------------ -----------------------
                         Heidelberg
                         Quickplate
------------------------ -----------------------
Spool width              339.5mm
------------------------ -----------------------
Spool Length             19.5m
------------------------ -----------------------

                                  ATTACHMENT C

Plate Label

                                  [Plate Label]

                                  ATTACHMENT D

Box Label

                                   [Box Label]

                                  ATTACHMENT E

     Territory: [CONFIDENTIAL TREATMENT REQUESTED] /*/ (subject to Section 3.3)

     [CONFIDENTIAL TREATMENT REQUESTED] /*/


                          PRICE/BO
COUNTRY                   X                  SPECIAL PROMOTIONAL PROGRAM
--------------------------------------------------------------------------------

[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/    [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/    [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/    [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/    [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/    [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/
[CONFIDENTIAL TREATMENT REQUESTED] /*/    [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/    [CONFIDENTIAL TREATMENT REQUESTED] /*/

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.


                                                                                   ATTACHMENT F
      Presstek Saphira Quickplate 46
                                            -------------------------------------------------------------------------------------
                                                                                     Months
                                            -------------------------------------------------------------------------------------
in boxes of 4 rolls                         July 03   August   Sept   Oct   Nov   Dec   Jan 04   Feb   March   April   May   June
                                            -----------------------------   ------------------------   --------------------------
                                              [CONFIDENTIAL TREATMENT       [CONFIDENTIAL TREATMENT     [CONFIDENTIAL TREATMENT
                                                   REQUESTED] /*/                REQUESTED] /*/              REQUESTED] /*/
                                            -------------------------------------------------------------------------------------
     WLC                                                              [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

-------------------------------------------------------- ---------------------------------------------------
                                                                      [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/                                [CONFIDENTIAL TREATMENT REQUESTED] /*/

                                                                      [CONFIDENTIAL TREATMENT REQUESTED] /*/
                                                                              Own stock consumption
                                                                             Wiesloch stock reduction
*[CONFIDENTIAL TREATMENT REQUESTED] /*/

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                  ATTACHMENT G

Mutual Confidentiality Agreement between the Parties dated July 13, 2001

                        MUTUAL CONFIDENTIALITY AGREEMENT

                  This agreement is made and entered into effective as of July 13, 2001, by and between Presstek, Inc., having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051-3907, USA (hereinafter referred to as "Presstek"); and Heidelberger Druckmaschinen Aktiengesellschaft, having an office and place of business at Kurfuerstenanlaga 52-60, DE-69115 Heidelberg, Germany (hereinafter "Heidelberg").

                  WHEREAS, Presstek and Heidelberg have disclosed to each other and may need to disclose hereafter certain confidential and proprietary information including trade secrets, know-how and other confidential technical and business information;

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties have agreed as follows:

                  1. Information communicated by one party (the "Disclosing Party") to the other (the "Receiving Party") which the Disclosing Party considers confidential shall, when communicated in documentary form or on computer tape or disc, be marked as "Confidential." In the event information is communicated orally or by transfer of non-documentary materials or by observation during visits to the Disclosing Party's facilities, the confidential nature of such information shall be confirmed to the Receiving Party in writing within twenty days after such disclosure. "Confidential Information" shall mean any and all information in any form with respect to the Disclosing Party's technical or business matters which are designated by the Disclosing Party as "confidential" in the manner set forth above.

                  2. The Receiving Party shall maintain all Confidential Information of the Disclosing Party in strict confidence, shall not publish, disseminate, disclose or otherwise make such Confidential Information available to any third party without the prior written consent of the Disclosing party (and then only within the limits of such prior written consent), and shall not use such Confidential Information for any purpose other than in furtherance of business arrangement between the parties. The Receiving Party agrees to limit the dissemination of, and access to, the Confidential Information to employees of the Receiving Party (together with its legal and technical advisors) who have a "need to know" such information, provided that such employees or advisors shall have entered into appropriate confidentiality relationships with the Receiving Party so as to ensure that the Receiving Party has the legal right to implement the terms and conditions of this Confidentiality Agreement.

                  3. Notwithstanding paragraph 2 of this Confidentiality Agreement, the obligations of confidentiality and non-use on the part of the Receiving Party shall not apply to information which:

                           (a) the Receiving Party can establish was publicly
                  known or was known to the Receiving Party at the time of disclosure;

                           (b) becomes publicly known subsequent to the time of
                  disclosure, provided that such public knowledge is not the fault of, or the result of an improper disclosure by, the Receiving Party;

                           (c) is subsequently received by the Receiving Party
                  without a confidentiality obligation from a third party which has the right to disclose such information without a confidentiality obligation; or

                           (d) is required to be disclosed by applicable law,
                  regulation or legal process (whether by subpoena, civil investigative demand, or other similar process), provided that if the Receiving Party is so requested to disclose any of the Confidential Information the Receiving Party will in the first instance take all reasonable steps to prevent public disclosure of such Confidential Information and will provide the Disclosing Party with prompt notice of any such request of which the Receiving Party has knowledge so that the Disclosing Party may seek a protective order or other appropriate remedy, or may waive the Receiving Party's compliance with the provisions of this Confidentiality Agreement, as appropriate. Regardless of whether the Disclosing Party waives compliance with the terms hereof for the purpose of such disclosure, or whether a protective order or other appropriate remedy is obtained, the Receiving Party will furnish only that portion of the Confidential Information which is required to be disclosed by such applicable law, regulation or legal process.


                  4. At the request of the Disclosing Party at a time when such Confidential Information is no longer needed in connection with the parties' mutual business relations, all Confidential Information in any tangible form received by the Receiving Party and all documents, notes, sketches, proto-types, discs, tapes, records or other written materials prepared by the Receiving Party containing or reflecting such Confidential Information or abstracts or summaries thereof shall be promptly destroyed or returned to the Disclosing Party, together with all copies thereof, except that one copy of any such materials may be retained by outside counsel for the Receiving Party for archival purposes.

                  5. Nothing contained in this Confidentiality Agreement shall be construed as requiring either party to disclose any specific information to the other, nor as a grant by implication, estoppel or otherwise of any license to make, have made, use or sell any product or as a license under any patent, patent application, utility model, copyright, trade secret or any other proprietary right.

                  6. This Confidentiality Agreement shall be in force from the time it is signed by both parties for so long as the parties have a continuing business relationship and for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ years thereafter, but in no event less than [CONFIDENTIAL TREATMENT REQUESTED] /*/ years from the date of this Confidentiality Agreement.

                  7. The parties acknowledge and agree that a breach of this Confidentiality Agreement by either of them may cause irreparable damage to the non-breaching party, that such damage would be difficult to measure, and

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

that such damage may not be adequately compensated by monetary damages. Consequently, the parties agree that each shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Confidentiality Agreement, in addition to all remedies available to the parties at law or in equity.

                  8. This Confidentiality Agreement contains the entire agreement between the parties concerning disclosure and use of Confidential Information and cannot be altered except by an agreement between the parties in writing. This Confidential Agreement shall be interpreted in accordance with the laws of the State of New York, and all parties to this Confidentiality Agreement hereby subject themselves to the jurisdiction of the Courts of New York or the Courts of the United States sitting in New York to enforce the provisions of this Confidentiality Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Confidentiality Agreement to be executed by their duly authorized representatives.

                     Presstek, Inc.


                     By: /s/ Robert Hallman
                        --------------------------------------------------------

                     Title: CEO
                           -----------------------------------------------------

                     Date: 7/25/01
                          ------------------------------------------------------



                     Heidelberger Druckmaschinen Aktiengesellschaft

                     By: /s/ Wirnt Galster
                        --------------------------------------------------------

                     Title: General Counsel
                           -----------------------------------------------------

                     Date: 7/26/01
                          ------------------------------------------------------